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                                 United States
                       Securities and Exchange Commission

                   Proxy Statement Pursuant to Section 14(a)

                   Under the Securities Exchange Act of 1934
                           (Amendment No. _________)*

Filed by Registrant: [ ]    Filed by a Party Other than the Registrant:  [X]

Check the appropriate box:

[ ] Definitive proxy statement          [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(a)(2))
[ ] Definitive proxy statement
[X] Definitive additional materials     [ ]  Soliciting material pursuant to
                                             Rule 14a-11(c) or Rule 14a-12

                         StateFed Financial Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Krause Gentle Corporation
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:________
    (2) Aggregate number of securities to which transaction applies:___________
    (3) Per unit price or other underlying value of transaction computed pursuant to exchange act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):___________________
    (4) Proposed maximum aggregate value of transaction:_______________________
    (5) Total fee paid: _______________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:________________________________________________
    (2) Form, schedule, or registration statement no.:_________________________
    (3) Filing party:__________________________________________________________
    (4) Date filed:____________________________________________________________

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KRAUSE GENTLE CORPORATION
6400 Westown Parkway
West Des Moines, IA 50266
(515) 457-6000

                 Materials in Opposition to Management and the
              Board of Directors of StateFed Financial Corporation

             RE:  ANNUAL MEETING OF SHAREHOLDERS - October 25, 2000


September 25, 2000

Dear Fellow Shareholder:

     Krause Gentle Corporation has filed proxy materials with the Securities and Exchange Commission concerning the upcoming StateFed Financial Corporation (the `Company') annual meeting. We intend to use those materials to solicit proxies to elect Kyle J. Krause and Dennis N. Folden as directors of the Company.

     It is likely you will receive an annual report, proxy statement, and proxy card from the Company's management and the Board before our materials arrive, and you will be asked to return the Company's proxy card.

     We encourage you NOT to vote your shares until you receive and review our proxy materials. Thank you for your consideration.

Sincerely,

KRAUSE GENTLE CORPORATION



By:
    ------------------------
     W.A. KRAUSE, President

     THIS LETTER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES FOR ANY MEETING OF STATEFED FINANCIAL CORPORATION'S STOCKHOLDERS. ANY SUCH SOLICITATION WILL BE MADE ONLY PURSUANT TO PROXY MATERIALS COMPLYING WITH THE REQUIREMENTS OF SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER.

BENEFICIAL OWNERSHIP OF SHARES BY PARTICIPANTS IN THE SOLICITATION

     The following table shows, as of September 5, 2000 (except as otherwise noted), the shares of StateFed Common Stock beneficially owned by Krause Gentle Corporation in the solicitation of proxies pursuant to

                                                                          2 of 3
this Proxy Statement. Krause Gentle Corporation has sole voting and investment power over the shares beneficially owned.


SHARES BENEFICIAL                 BENEFICIALLY OWNED       PERCENT OF
      OWNER                        AT SEPT. 5, 2000          CLASS
---------------------------------------------------------------------
Krause Gentle Corporation               149,000               9.87%


KRAUSE GENTLE CORPORATION
6400 Westown Parkway
West Des Moines, IA 50266
(515) 457-6000


     IF YOU HOLD YOUR SHARES THROUGH A BROKERAGE FIRM OR BANK, YOUR PROXY MATERIALS WILL BE FORWARDED DIRECTLY TO YOU BY YOUR BANK OR BROKERAGE FIRM.

     TO HELP US COMMUNICATE WITH YOU, WE WOULD APPRECIATE IT IF YOU WOULD TAKE A FEW MINUTES TO FILL OUT THE INFORMATION REQUESTED BELOW.

     AT YOUR REQUEST, WE WOULD ALSO BE PLEASED TO FORWARD COPIES OF OUR MATERIALS TO YOUR PERSONAL STOCK BROKER OR FINANCIAL ADVISOR.

     THANK YOU FOR YOUR TIME AND COOPERATION.


SHAREHOLDER INFORMATION:
-----------------------

NAME: _________________________________________________________________________

ADDRESS: ______________________________________________________________________

         CITY: _________________________  STATE: ________  ZIP: _______________

PHONE: _____________________      FAX: ______________________


I HOLD STATEFED FINANCIAL SHARES THROUGH: _____________________________________
                                             (NAME OF BROKERAGE FIRM OR BANK)

NUMBER OF SHARES OWNED: _________________________

STOCK BROKER OR FINANCIAL ADVISOR INFORMATION:
---------------------------------------------

NAME: _______________________________   FIRM NAME: ____________________________

ADDRESS: ______________________________________________________________________

         CITY: _________________________  STATE: ________  ZIP: _______________

PHONE: _____________________      FAX: ______________________

PLEASE RETURN THIS FORM TO OUR ATTENTION AT THE OFFICE INDICATED ABOVE. IF YOU PREFER, YOU MAY FAX IT TO OUR OFFICES AT (515) 223-1593

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